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                                 EXHIBIT 10.11.2

                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

     This Second Amendment to Loan and Security Agreement ("Amendment") is entered into as of August 20, 1996, by and between BankAmerica Business Credit, Inc. (the "Lender") and Universal International, Inc. and Only Deals, Inc. (collectively, the "Borrowers," and individually, the "Borrower").


                                    RECITALS

     This Amendment is entered into in reference to the following facts:

          (a) The Borrowers and the Lender entered into a certain Loan and Security Agreement (as amended, modified, and supplemented prior to the date hereof, the "Loan Agreement"), dated as of November 21, 1995. All capitalized terms, not expressly defined herein, shall have the meanings assigned thereto in the Loan Agreement.

          (b) The Borrowers desire to amend the Loan Agreement in certain respects.

          (c) The Lender is willing to amend the Loan Agreement subject to the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto hereby agree as follows:


                             ARTICLE 1 - AMENDMENTS

     1.1 AMENDMENT OF "ELIGIBLE ACCOUNT". The definition of "Eligible Account" is hereby amended by the addition of a new paragraph "(v)," to be inserted in the Loan Agreement immediately after paragraph "(u)," which shall read in its entirety as follows:

          "(v) for any Account as to which any invoice included in the unpaid balance thereof is for Ten Thousand Dollars ($10,000) or more, the Borrowers have failed to deliver to the Lender copies of such invoices and bills of lading and such other documents relating thereto as may be requested by the Lender and more than five (5) Business Days have elapsed since the date such Account was first included in the Availability of any of the Borrowers."

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     1.2  AMENDMENT OF SECTION 7.5 Section 7.5 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

          "7.5 APPRAISALS. Whenever a Default or Event of Default exists, and at such other times not more frequently than once a year, the Lender may, at the Borrower's expense (which expense shall be limited to Twenty Thousand Dollars ($20,000) if the appraisal is conducted in the absence of a Default or Event of Default), prepare or cause to be prepared appraisals or updates thereof in form satisfactory to the Lender of any or all of the Collateral from an independent appraiser appointed by the Lender."

     1.3 AMENDMENT OF SECTION 7.8. Section 7.8 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

          "7.8 COLLATERAL REPORTING. Each Borrower will provide the Lender with the following documents at the following times in form satisfactory to the
     Lender: (a) on a daily basis, a borrowing base certificate in the form of EXHIBIT C hereto; (b) on at least a weekly basis, a schedule of accounts created since the last such schedule; (c) on a daily basis, a schedule of remittance advices, credit memos and reports, and a schedule of collections of accounts receivable; (d) upon request, copies of invoices, credit memos, shipping and delivery documents; (e) by the fifteenth day of each month monthly agings of accounts receivable; (f) by Friday of each week, a weekly warehouse perpetual inventory report for the preceding week listing the type and quantity of all inventory located at all of Borrower's warehouses and an aging of all such inventory setting forth the amount of time that all such inventory has been owned by such Borrower (such report will designate the book value of all retail Inventory and the Aged Percentage thereof); (g) by Friday of each week, a weekly summary for the preceding week of inventory held for retail sale on a location-by-location basis (but Retail Inventory need not be designated on a location-by-location basis), and in each case including a listing by product category of quantities of all inventory owned by Borrower; (h) by the fifteenth day of each month, monthly agings of accounts payable; (i) upon request, copies of purchase orders, invoices, and delivery documents for Inventory and Equipment acquired by such Borrower; (j) such other reports as to the Collateral as the Lender shall request from time to time; and (k) certificates of an officer of such Borrower certifying as to the foregoing; (l) on at least a weekly basis, copies of all invoices for Ten Thousand Dollars ($10,000) or more and all bills of lading and such other documents relating thereto the Lender may request. If any of either Borrower's records

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     or reports of the Collateral are prepared by an accounting service or other agent, such Borrower hereby authorizes such service or agent to deliver such records, reports, and related documents to the Lender."


                        ARTICLE 2 - CONDITIONS PRECEDENT

     The amendments to the Loan Agreement provided for in this Amendment shall become effective upon satisfaction of all of the conditions precedent specified in this Article 2.

     2.1 DELIVERY OF DOCUMENTS. The Lender shall have received all of the following documents, each duly executed where appropriate and dated the date of execution thereof (or such other date as shall be acceptable to the Lender), in form and substance satisfactory to the Lender: (a) this Amendment and (b) a copy, certified by the secretary or an assistant secretary of the Borrowers, of resolutions of the board of directors of the Borrowers authorized or ratifying the execution and delivery of this Amendment and the borrowings under the Loan Agreement, as amended hereby.


                         ARTICLE 3 - GENERAL PROVISIONS

     3.1 WARRANTIES AND ABSENCE OF DEFAULTS. In order to induce the Lender to enter into this Amendment, the Borrowers hereby warrant to the Lender, as of the date of the execution of this Amendment by the Borrowers, that: (a) except to the extent permitted by the Loan Agreement, as herein amended, the warranties of the Borrowers contained in the Loan Agreement are true and correct as of such date as if made on such date, and (b) no Event of Default or Default exists which is continuing as of such date.

     3.2 EXPENSES. The Borrowers agree to pay on demand all costs and expenses of the Lender (including the reasonable fees and expenses of in-house counsel for the Lender) in connection with the preparation, negotiation, execution, and delivery of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith.

     3.3 GOVERNING LAW. This Amendment shall be a contract made under and governed by the internal laws of the state of Illinois.

     3.4 COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

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     3.5  SUCCESSORS.  This Amendment shall be binding upon the Borrowers, the
Lender, and their respective successors and assigns, and shall inure to the benefit of the Lender and the successors and assigns of the Lender.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first written above.


                                        "BORROWERS"

                                        UNIVERSAL INTERNATIONAL, INC.


                                        By
                                           ---------------------------
                                        Name
                                            --------------------------
                                        Title
                                             -------------------------


                                        ONLY DEALS, INC.


                                        By
                                           ---------------------------
                                        Name
                                            --------------------------
                                        Title
                                             -------------------------


                                        "LENDER"

                                        BANKAMERICA BUSINESS CREDIT, INC.


                                        By
                                           ---------------------------
                                        Name
                                            --------------------------
                                        Title
                                             -------------------------

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